                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of NationsBank Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Paul J. Polking and Charles M. Berger, and each of them acting individually, its his and her true and lawful attorneys, with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-3 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of up to $3,000,000,000 in aggregate initial offering price of (i) NationsBank Corporation's unsecured debt securities, which may be either senior or subordinated and which may include medium-term notes and debt denominated in foreign currencies, (ii) shares of NationsBank Corporation preferred stock, which may be represented by depositary shares, and (iii) shares of NationsBank Corporation common stock (the debt securities, preferred stock and common stock hereinafter collectively referred to as the "Securities"), which Securities may be offered separately or together, in separate series and in amounts, at prices and on terms to be determined at the time of sale, all as authorized by the Board of Directors of NationsBank Corporation as of September 27, 1995, and all documents in support thereof or supplemental thereto and any and all amendments, including any and all pre-effective and post-effective amendments, to the foregoing (hereinafter collectively called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations and requirements as may be applicable; and each of NationsBank Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as NationsBank Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of NationsBank Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.
     IN WITNESS WHEREOF, NationsBank Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.
                                                 NATIONSBANK CORPORATION
                                                       (Registrant)
                                          By: /s/     HUGH L. MCCOLL, JR.

                                                    HUGH L. MCCOLL, JR.
                                                        CHAIRMAN AND
                                                  CHIEF EXECUTIVE OFFICER
                                          Dated: September 27, 1995

                      SIGNATURE                                             TITLE                               DATE
         /s/             HUGH L. MCCOLL, JR.            Chairman, Chief Executive Officer and            September 27, 1995
                        (HUGH L. MCCOLL, JR.)           Director (Principal Executive Officer)

         /s/             JAMES H. HANCE, JR.            Chief Financial Officer                          September 27, 1995
                         (JAMES H. HANCE, JR.)          (Principal Financial Officer)

           /s/                MARC D. OKEN              Executive Vice President and Chief               September 27, 1995
                              (MARC D. OKEN)            Accounting Officer (Principal Accounting
                                                        Officer)

                      SIGNATURE                                             TITLE                               DATE
           /s/              RONALD W. ALLEN             Director                                         September 27, 1995
                  (RONALD W. ALLEN)
          /s/           WILLIAM M. BARNHARDT            Director                                         September 27, 1995
                (WILLIAM M. BARNHARDT)
          /s/               THOMAS E. CAPPS             Director                                         September 27, 1995
                  (THOMAS E. CAPPS)
          /s/              CHARLES W. COKER             Director                                         September 27, 1995
                  (CHARLES W. COKER)
          /s/              THOMAS G. COUSINS            Director                                         September 27, 1995
                 (THOMAS G. COUSINS)
          /s/               ALAN T. DICKSON             Director                                         September 27, 1995
                  (ALAN T. DICKSON)
          /s/             W. FRANK DOWD, JR.            Director                                         September 27, 1995
                 (W. FRANK DOWD, JR.)
           /s/                  A. L. ELLIS             Director                                         September 27, 1995
                    (A. L. ELLIS)
           /s/                 PAUL FULTON              Director                                         September 27, 1995
                    (PAUL FULTON)
        /s/            L. L. GELLERSTEDT, JR.           Director                                         September 27, 1995
               (L. L. GELLERSTEDT, JR.)
          /s/              TIMOTHY L. GUZZLE            Director                                         September 27, 1995
                 (TIMOTHY L. GUZZLE)
           /s/                W. W. JOHNSON             Director                                         September 27, 1995
                   (W. W. JOHNSON)
           /s/                 BUCK MICKEL              Director                                         September 27, 1995
                    (BUCK MICKEL)
          /s/                JOHN J. MURPHY             Director                                         September 27, 1995
                   (JOHN J. MURPHY)

                      SIGNATURE                                             TITLE                               DATE
           /s/                JOHN C. SLANE             Director                                         September 27, 1995
                   (JOHN C. SLANE)
           /s/                JOHN W. SNOW              Director                                         September 27, 1995
                    (JOHN W. SNOW)
         /s/            MEREDITH R. SPANGLER            Director                                         September 27, 1995
                (MEREDITH R. SPANGLER)
          /s/              ROBERT H. SPILMAN            Director                                         September 27, 1995
                 (ROBERT H. SPILMAN)
                                                        Director
                  (RONALD TOWNSEND)
           /s/               JACKIE M. WARD             Director                                         September 27, 1995
                   (JACKIE M. WARD)